UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 5, 2004

                                  TECHALT, INC.

             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27867
                            (Commission File Number)

                                   87-0533626
                        (IRS Employer Identification No.)

                         3311 N. Kennicott Ave., Suite A
                           Arlington Heights, IL 60004
               (Address of principal executive offices)(Zip Code)

                            (847) 870-2601 Company's
                      telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

      Item 8.01 Other Events

On October 7, 2004, TechAlt, Inc., a Nevada corporation (the "Company") entered an Agreed Order (the "Order") along with Technology Alternatives, Inc., an Illinois corporation ("TAI"), James E. Solomon ("Solomon"), Paul Masanek ("Masanek") and Services By Designwise, Ltd., an Illinois corporation ("SBD") (collectively, the "Parties"), in connection with a lawsuit filed against the Company in the Circuit Court of Cook County, Illinois, County Department, Chancery Division, No. 04 CH 14001, titled "Paul Masanek, and Services By Designwise, LTD., an Illinois corporation, Plaintiffs, v. James Solomon, Technology Alternatives, Inc., an Illinois corporation, and Dendo Global Corp., a/k/a TechAlt, Inc., a Nevada corporation, Defendants" (the "Amended Lawsuit").

Pursuant to the Order and continuation of the pending standstill agreement, the Court found that the Parties had agreed in principal to the full resolution of all claims in the Amended Lawsuit subject to the execution of definitive agreements, which definitive agreements the Parties anticipated would be completed on or before November 5, 2004.

On November 5, 2004, the Parties were still in discussions regarding completion of the definitive agreements in connection with the settlement and resolution of all claims pertaining to the Amended Lawsuit. Accordingly, the Parties entered an Agreed Order continuing the pending standstill agreement until the earlier of the closing of the settlement documents and entry of an order of dismissal of the Amended Lawsuit or until the time set by the Court for hearing on the plaintiffs' Second Amended Motion for Temporary Restraining Order. The Parties anticipate completion of the settlement documents on or before November 24, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECHALT, INC.
                                          (Company)


                                        /s/ David M. Otto
                                        ----------------------------------------
                                        By: David M. Otto
                                        Its: Secretary

                                        Date: November 9, 2004


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